SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 14, 2005
WARWICK VALLEY TELEPHONE COMPANY
(Exact Name of Registrant as Specified in Charter)

NEW YORK	0-11174	14-1160510

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

47 MAIN STREET, WARWICK, NEW YORK	10990

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (845) 986-8080

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Brenda A. Schadt, the Vice President of Customer Service and Directory of Warwick Valley Telephone Company (the “Company”), will be retiring at year end. The Company is not naming another Vice President to fill her position and her duties and responsibilities will be assumed by several existing members of management. Mrs. Schadt will receive the Company’s normal retirement benefits; there are no special agreements or undertakings relating to her departure.

The Company’s press release announcing the retirement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
99.1 Press Release entitled “WVT Announces VP Retirement”, dated September 14, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY
Dated: September 14, 2005	By:	/s/ Herbert Gareiss, Jr.
		Name:	Herbert Gareiss, Jr.
		Title:	President, Chief Executive Officer